SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 2, 2013

LAYNE CHRISTENSEN COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34195	48-0920712

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 Shawnee Mission Parkway
Mission Woods, Kansas 66205

(Address of Principal Executive Offices)

(913) 362-0510

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4 (c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Announcement of Hiring New Chief Accounting Officer

On July 2, 2013, the Board of Directors of the Company elected Martha R. Vance, 44, as Vice President & Chief Accounting Officer of Layne Christensen Company (“Layne”), effective as of July 8, 2013.

Prior to joining Layne, Ms. Vance served as the Controller for the residential business of Direct Energy, one of North America’s largest energy and energy-related service providers, from February 2013 to July 2013.  Ms. Vance was the Controller of Prospector Offshore Drilling S.A., a high specification jack-up drilling contractor, from February 2012 to February 2013.  From October 2011 to February 2012, Ms. Vance was Vice President and Chief Accounting Officer of SHE Offshore Ventures, LLC, the focus of which was to acquire and operate an international fleet of standard class jack-up drilling units.  From January 2010 to October 2011, Ms. Vance worked for Seahawk Drilling, Inc., a publicly-traded, Gulf of Mexico shallow-water contract oil and gas drilling company, initially as the Director of Corporate Accounting and then as Vice President of Reporting.  From May 2008 to January 2010, Ms. Vance was the Controller of Fulcrum Power Services, LP, which provides energy management services and retail electricity and operates a power generation facility.  September 2007 to May 2008, Ms. Vance was the Assistant Controller for Copano Energy, a publicly-traded midstream energy services company. From March 2000 to September 2007, Ms. Vance held a number of positions, most recently as Director of Accounting, for Cleco Corporation, a publicly-traded energy services company.  From July 1994 to March 2000, Ms. Vance worked for a certified public accounting firm.  She received her Bachelor of Business Administration in Accounting from Northeast Louisiana University in May 1994.

There are no transactions between Ms. Vance and the Company that would require disclosure pursuant to Item 404(a) of Regulation S-K.

Ms. Vance's compensation will consist of an annual base salary of $235,000 payable in accordance with the Company's normal payroll procedures.  In addition, Ms. Vance will receive a sign-on bonus of $50,000 and will be entitled to participate in the Company's short-term  and long-term incentive compensation plans and other employee benefits to the same extent as other employees of a comparable rank.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibit.	The following is furnished as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	Press Release dated July 8, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Layne Christensen Company
(Registrant)

Date: July 8, 2013	By:	/s/ James R. Easter
Name: James R. Easter
Title: Chief Financial Officer